April 21, 2026 Focusing on great experiences and mutually sustainable success for our clients, colleagues, and investors. PRESENTATION AT ANNUAL MEETING OF SHAREHOLDERS Exhibit 99.1

CERTAIN IMPORTANT INFORMATION CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the Corporation’s financial condition, liquidity, results of operations, future performance and business. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” The Corporation’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to, (i) adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry; (ii) changes in interest rates; (iii) the credit risks of lending activities, including our ability to estimate credit losses and the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (iv) effectiveness of our data security controls in the face of cyber attacks and any reputational risks following a cybersecurity incident;  (v) changes in general business, industry or economic conditions or competition; (vi) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (vii) adverse economic effects from international trade disputes, including threatened or implemented tariffs imposed by the U.S. and threatened or implemented tariffs imposed by foreign countries in retaliation, or similar events impacting economic activity; (viii) higher than expected costs or other difficulties related to integration of combined or merged businesses; (ix) the effects of business combinations and other acquisition transactions, including the inability to realize our loan and investment portfolios; (x) changes in the quality or composition of our loan and investment portfolios; (xi) adequacy of loan loss reserves; (xii) increased competition; (xiii) loss of certain key officers; (xiv) deposit attrition; (xv) rapidly changing technology; (xvi) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xvii) changes in the cost of funds, demand for loan products or demand for financial services; and (xviii) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on the Corporation's financial position and results of operations. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and the forward-looking statement disclaimers in the Corporation’s annual and quarterly reports filed with the Securities and Exchange Commission. The forward-looking statements are based upon management’s beliefs and assumptions and are made as of the date of this presentation. Factors or events that could cause the Corporation’s actual results to differ may emerge from time to time, and it is not possible for the Corporation to predict all of them. The Corporation undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise, except to the extent required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur and you should not put undue reliance on any forward-looking statements. NON-GAAP FINANCIAL MEASURES This report contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Corporation’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Corporation’s management believes that investors may use these non-GAAP measures to analyze the Corporation’s financial performance without the impact of unusual items or events that may obscure trends in the Corporation’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. Non-GAAP measures reflected within the presentation include: Adjusted loans, Adjusted total deposits, Adjusted return on average assets, Adjusted book value per common share, Tangible common equity/tangible assets, Adjusted return on average equity, Adjusted diluted earnings per common share, and Net interest margin (fully tax equivalent basis), Adjusted efficiency ratio (fully tax equivalent). Note: GAAP stands for Generally Accepted Accounting Principles

2025 HIGHLIGHTS LOANS ($M)(1) deposits ($M)(2) (1) Loans exclude syndicated loans. (2) Deposits include deposits held for sale. (3) Includes ESSA acquired loans and deposits, net of estimated purchase accounting fair value adjustments (Non-GAAP measure - see Appendix for reconciliations)

2025 HIGHLIGHTS diluted earnings per common share Return on average assets (1) Excludes merger related expenses and is a non-GAAP financial measure – see Appendix for reconciliations. (2) Excludes provision adjustment related to adoption of Accounting Standard Update ("ASU") 2025-08, net of tax, and is a non-GAAP financial measure – see Appendix for reconciliations. Return on average equity Book value per common share

DEPOSIT MIX 12/31/2025 deposit mix(1) Average Cost of Interest-Bearing Deposits (1) Deposit Mix excludes deposits classified as Deposits held for sale on the balance sheet at 12/31/2025.

LOAN PORTFOLIO COMPOSITION 12/31/2025 Loan portfolio Composition Average Yield on Total Loans & Loans held for sale(1) (1) Q3 2025 and Q4 2025 include the impact of the acquisition of ESSA Bancorp.

CONSERVATIVE CREDIT CULTURE nonaccrual loans by type Historical asset quality Net charge-offs/average Loans(1) Note: “NPAs” means Non-Performing Assets. “ACL” means Allowance for Credit Losses. (1) Quarterly “Q” calendar periods presented are annualized, “FY” periods presented include full calendar year results.

CONSOLIDATED CAPITAL POSITION 12/31/2025 (1) Tangible common equity / Tangible assets is a non-GAAP financial measure - see Appendix for reconciliation (2) Well Capitalized includes a 2.5% capital conservation buffer, resulting in minimum regulatory ratios of 7.0% Common Equity Tier 1 and 10.5% Total Risk‑Based Capital. The Corporation did not repurchase shares of common stock during the twelve months ended December 31, 2025; remaining capacity under the current program was 500,000 shares / $15.0 million as of December 31, 2025.

ESSA MERGER UPDATE July 23, 2025: CNB Financial Corporation completed its largest acquisition to date. Over $2B in assets added as of merger date. $1.7B in loans added as of merger date. $1.5B in deposits across 20 offices assumed as of merger date. Combined company has 75 full-service branches and over 900 employees. Core banking and wealth management systems converted prior to year-end 2025. Three former ESSA Directors added to the CNB Bank and CNB Financial Corporation Boards of Directors.

RECENT QUARTERLY TRENDS

EARNINGS diluted earnings per common share “EPS” (1)Adjusted diluted earnings per share excludes merger related expenses and is a non-GAAP financial measure – see Appendix for reconciliations.

GROWTH Deposits ($M)(1)(2) Loans ($M)(1) (1) Q1 2025 measures are prior to the ESSA Merger which was effective Jul 23, 2025. Q4 2025 and Q1 2026 are post merger and include impact of merger. (2) Deposits excludes deposits held for sale.

NET INTEREST MARGIN (“NIM”) & EFFICIENCY RATIO NIM(1)(2) efficiency ratio(1)(2) (1) Net interest margin fully tax equivalent and Adjusted efficiency ratio fully tax equivalent are non-GAAP financial measures – see Appendix for reconciliations. Adjusted efficiency ratio fully tax equivalent excludes merger related expenses. (2) Q1 2025 measures are prior to the ESSA Merger which was effective Jul 23, 2025. Q4 2025 and Q1 2026 are post merger and include impact of merger.

NON-GAAP RECONCILIATION This presentation contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Corporation’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Corporation’s management believes that investors may use these non-GAAP measures to analyze the Corporation’s financial performance without the impact of unusual items or events that may obscure trends in the Corporation’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. A reconciliation of these non-GAAP financial measures is provided below (dollars in thousands, except per share data). Note: ASU stands for Accounting Standard Update

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